UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2009

AFFYMETRIX, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28218	77-0319159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Central Expressway Santa Clara, California 95051
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 731-5000

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Frank Witney, Executive Vice President and Chief Commercial Officer of Affymetrix, Inc. (the “Company”), has resigned from the Company, effective April 10, 2009.  Mr. Witney joined the Company through its acquisition of Panomics, Inc. in December 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

Date:	April 10, 2009	By:	/s/ John F. Runkel, Jr.
			Name:	John F. Runkel, Jr.
			Title:	Executive Vice President, General Counsel and Secretary